Exhibit 99.2

Fourth Quarter 2016 Earnings Report

Forward-Looking Statements 2 This presentation forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government‑sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third‑party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Fourth Quarter Highlights 3 Pretax income of $129.4 million; diluted earnings per share of common stock of $1.00 Results driven by continued strength in the Production segment and improved earnings contribution from the Servicing segment Book value per share increased to $15.49 from $14.41 at September 30, 2016 Production segment pretax income was $93.4 million, down 38% from record results in 3Q16, driven by lower lock volumes and margins in both production channels Total acquisitions and originations were $22.1 billion in unpaid principal balance (UPB), up 7% from 3Q16, reflecting continued strong operational execution Total locks were $21.6 billion in UPB, down 14% from 3Q16 Servicing segment pretax income was $35.1 million, compared with a pretax loss of $10.7 million in 3Q16 $151.6 million increase in mortgage servicing rights (MSR) value, driven by the rise in mortgage rates during the quarter, partially offset by $133.4 million in losses on hedges and excess servicing spread (ESS) liability Pretax income excluding valuation-related changes was $24.6 million, up 150% from 3Q16, driven by an increase in operating revenue net of amortization and a modest reduction in operating expenses Servicing portfolio grew to $194.2 billion in UPB, up 7% from September 30, 2016, resulting from loan production activities Investment Management pretax income of $0.4 million compared with $0.2 million in 3Q16 Net assets under management were $1.5 billion, essentially flat compared with September 30, 2016

PennyMac Financial Has a Track Record of Earnings and Book Value Growth 4 Earnings Per Share Book Value Per Share (1) (1) Represents partial year +35% +26% $0.82 $1.73 $2.17 $2.94 $0 $1 $2 $3 $4 2013 2014 2015 2016 $8.04 $9.92 $12.32 $15.49 12/31/13 12/31/14 12/31/15 12/31/16 $0 $4 $8 $12 $16

Current Market Environment Mortgage rates rose sharply during the fourth quarter, with the average 30-year fixed rate increasing from 3.41% to 4.32% Mortgage rates have fallen back to 4.19% as of January 26th Changes in regulations and policy resulting from the new administration remain uncertain, but any significant impact on the mortgage industry is expected to be limited in the near term FHFA again incorporated credit risk transfer as part of the core objectives for the GSEs 2017 scorecard for Fannie Mae and Freddie Mac targets CRT on 90% of UPB in an expanded set of loan categories(3) Creates additional investment opportunities for PMT Home sales growth expected to continue, driven by: Strong underlying macroeconomic trends Mortgage rates remain near historic lows However, limited inventory expected to remain a challenge Average 30-year fixed rate mortgage(1) 4.32% 3.41% 5 New Home Sales Home Sales(2) (Units in millions) Forecast Existing Home Sales (1) Freddie Mac Primary Mortgage Market Survey. 4.19% as of 1/26/2017 (2) Actual results are from Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association (3) “2017 Scorecard for Fannie Mae, Freddie Mac, and Common Securitization Solutions;” Federal Housing Finance Agency; December 15, 2016 5.7 6.0 6.4 6.7 6.8 0.0 2.0 4.0 6.0 8.0 2015 2016 2017E 2018E 2019E 3.0% 3.5% 4.0% 4.5% 5.0% Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17

Estimates for Total U.S. Single Family Mortgage Originations(1) Outlook for the Mortgage Origination Market 6 (1) Origination estimates represent the average of forecasts from Fannie Mae (as of 1/10/17), Freddie Mac (as of 1/19/17) and the Mortgage Bankers Association (as of 1/19/17) (2) Forecasts from Fannie Mae (as of 1/10/17), Freddie Mac (as of 1/19/17) and the Mortgage Bankers Association (as of 1/19/17) The 2017 origination market is expected to decrease 21% from the prior year, driven by a reduction in refinances Purchase-money originations expected to increase 5% in 2017 +5% 30-Year Fixed-Rate Mortgage Forecast(2) Forecasts for mortgage rate increases vary, but rates are expected to remain low relative to historic levels -49% ($ in billions) $1,023 $1,078 $921 $467 $1,944 $1,545 2016E 2017E Purchase Refinance 4.2% 4.3% 4.3% 4.5% 4.3% 4.7% 1Q17 2Q17 3Q17 4Q17 Fannie Mae Freddie Mac MBA 20 - yr Average = 6.0% Recent Peak (June 2013) = 4.6%

PennyMac Has Demonstrated the Ability to Grow Production 7 Total Loan Production (UPB in billions) Correspondent Consumer direct Organically increased market share through successful execution of our strategic initiatives Leveraged sophisticated and scalable mortgage fulfillment capabilities Added new channels to industry-leading correspondent franchise, e.g., consumer direct, non-delegated correspondent Market Share(1) 1.7% 2.2% 2.8% 3.4% (1) Source: Inside Mortgage Finance and Company estimates $31.7 $29.1 $48.4 $69.7 2013 2014 2015 2016

Outlook for PennyMac Financial’s Production Business in 2017 Substantial opportunity from the large servicing portfolio – we believe that at current interest rates, approximately 130,000 existing customers are eligible for refinance Lower margins than in 2016 Production capacity doubled over the past year, enabled by productivity improvements we expect to continue, resulting in a more competitive platform Portfolio lead opportunities include purchase-money loans (88% are from existing customers), USDA, and FHA-to-conventional refinances as home prices improve 8 Correspondent (incl. non-delegated) Consumer Direct Wholesale Continued market share gains through operational excellence and further expansion of seller relationships Well-positioned given purchase-money orientation of correspondent seller base Limited margin pressure expected in the government-insured market; expect consolidation among smaller aggregators to accelerate Success in developing non-delegated correspondent seller relationships – generates fee income while utilizing mortgage fulfillment capacity Continuing to develop wholesale system, processes and team Do not expect income contribution to be meaningful this year Multifamily Operating team and platform established and in place Forecasting $40 million to $60 million of origination volume per quarter by the second half of this year Generates mortgage origination revenue for PFSI and credit investments for PMT in the retained subordinate tranches of future Freddie Mac Small Balance Loan securitizations

Hedging Approach Continues to Moderate the Volatility of PFSI's Results



MSR Valuation Changes and Offsets
($ in millions)
MSR value change
Change in value of hedges and ESS liability
Production pretax income
1Q16
($128.9)
$78.1
$68.4
2Q16
($125.5)
$82.3
$104.5
3Q16
($43.2)
$23.1
$149.8
4Q16
$151.6
($133.4)
$93.4
FY16
($146.0)
$50.3
$416.1

- PFSI seeks to moderate the impact of interest rate changes through a comprehensive hedge strategy that also considers production-related income
- In periods of rising interest rates such as 4Q16, higher servicing-related income resulting from MSR value increases net of hedge losses is expected to provide an offset to lower production income
- During the fourth quarter, PFSI's MSR value increased, driven by higher interest rates during the quarter and expectations for a reduction in future prepayment activity
- During 2016, PFSI's MSR value decreased, offset by hedge gains and substantial production income
  - PFSI's servicing-related hedges and ESS liability performed as expected

PennyMac® Financial Services, Inc.

9

Servicing Profitability Excluding Valuation-Related Changes

	3Q16			4Q16			FY 2015			FY 2016		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	128.2	29.0	$	133.7	28.4	$	383.8	28.5	$	503.6	28.8
Amortization and realization of MSR cash flows		(56.6)	(12.8)		(50.2)	(10.7)		(134.7)	(28.6)		(204.6)	(43.5)
EBO-related revenue		17.9	4.1		24.8	5.3		17.6	1.3		75.3	4.3
Servicing expenses:												
Operating expenses		(51.1)	(11.6)		(50.7)	(10.8)		(151.6)	(11.3)		(193.1)	(11.1)
Credit losses and provisions for defaulted loans		(10.7)	(2.4)		(12.3)	(2.6)		(36.7)	(2.7)		(40.8)	(2.3)
EBO transaction-related expense		(7.1)	(1.6)		(8.7)	(1.8)		(12.7)	(0.9)		(22.3)	(1.3)
Financing expenses:												
Interest on ESS		(4.8)	(1.1)		(5.0)	(1.1)		(25.4)	(1.9)		(22.6)	(1.3)
Interest to third parties		(5.8)	(1.3)		(7.0)	(1.5)		(10.7)	(0.8)		(24.0)	(1.4)
Pretax income excluding valuation-related changes	**$**	**9.9**	**2.2**	**$**	**24.6**	**5.2**	**$**	**29.6**	**2.2**	**$**	**71.5**	**4.1**
Valuation-Related Changes[2]												
MSR fair value[3]		(43.2)			151.6			(4.7)			(146.0)	
ESS liability fair value		4.1			(17.1)			3.8			23.9	
Hedging derivatives gains (losses)		19.0			(116.3)			(7.7)			26.4	
Provision for credit losses on active loans[4]	$	(0.5)		$	(7.8)		$	(9.8)			(12.0)	
Servicing segment pretax income (loss)	**$**	**(10.8)**		**$**	**35.1**		**$**	**11.1**		**$**	**(36.1)**	

- Pretax income excluding valuation-related changes increased in 4Q16, driven by increases in operating revenue net of amortization and EBO-related revenue
  - Partially offset by increased provisions for losses on defaulted government loans and EBO transaction-related expense
- 4Q16 pretax income was aided by $1.3 million in servicing activity fees related to a bulk sale of loans by PMT

PennyMac® Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Changes in fair value do not include realization of MSR cash flows, which are included with amortization above
(3) Includes fair value changes and provision for impairment
(4) Considered in the assessment of MSR fair value changes

10

Trends in PennyMac Financial’s Businesses Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share Investment Management AUM (billions) 11 (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 4Q16 origination market of $580 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $20.0 billion divided by $185 billion for the correspondent market (estimated to be 32% of total origination market). Consumer direct production share is based on PFSI originations of $2.0 billion divided by $336 billion for the retail market (estimated to be 58% of total origination market). Loan servicing market share is based on PFSI’s servicing UPB of $194.2 billion divided by an estimated $10.1 trillion in mortgage debt outstanding as of December 31, 2016. 6.61% 8.13% 10.46% 10.86% 0% 2% 4% 6% 8% 10% 12% 14% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 0.33% 0.46% 0.49% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 $2.00 $1.73 $1.56 $1.55 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1.07% 1.60% 1.82% 1.92% 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

12 (UPB in billions) Production Segment Highlights – Correspondent Channel (1) For government-insured and guaranteed loans, PFSI earns gain on mortgage loans (2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and securitizing the loans (3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding Correspondent Volume and Mix Government loans(1) Correspondent acquisitions by PMT in 4Q16 totaled $20.0 billion, up 6% Q/Q and up 100% Y/Y 63% government loans; 37% conventional loans 117% Y/Y growth in conventional conforming acquisitions Total lock volume of $19.2 billion, down 11% Q/Q January correspondent acquisitions totaled $5.0 billion; locks totaled $4.5 billion Purchase-money loans remain a majority of PennyMac Financial’s correspondent production, outpacing the overall origination market Correspondent seller relationships reach 522, with growth driven by new non-delegated seller relationships Total Locks(3) Conventional loans for PMT(2) Selected Operational Metrics $4.40 Gov't 60% 3Q16 4Q16 $2.90 Fulfillment 40% PCG Correspondent seller relationships 504 522 $7.30 Purchase money loans, as a % of total 67% 62% acquisitions WA FICO 3Q16 4Q16 PCG Government-insured 698 697 Conventional 755 754 Selected Credit Metrics for 3Q15 WA FICO RETAIL Government-insured 684 Conventional(2) 734 $6.6 $11.7 $12.5 $3.5 $7.3 $7.5 $10.6 $21.6 $19.2 $0 $4 $8 $12 $16 $20 $24 4Q15 3Q16 4Q16

Portfolio-sourced fundings Non-portfolio fundings Committed pipeline(1) (UPB in billions) Record consumer direct production volume of $2.0 billion in 4Q16, up 22% Q/Q and up 98% Y/Y Committed pipeline of approximately $800 million at quarter end – decrease driven by higher rates, seasonal factors and a higher level of loans funded in the fourth quarter January consumer direct originations totaled $395 million; locks totaled $592 million $552 million committed pipeline at January 31, 2017(1) Record volumes reflect investments in sales and fulfillment capacity Produced approximately 7,900 loans in 4Q16 compared with just over 4,200 loans in 4Q15 Realizing improvements in efficiency which are taken into consideration in go-forward staffing models Production Segment Highlights – Consumer Direct Channel Consumer Direct Production Volume (1) Commitments to originate mortgage loans at specified terms at period end (2) Includes conforming and jumbo loan originations 13 Selected Operational Metrics $4.40 Gov't 60% 2Q15 3Q15 $2.90 Fulfillment 40% PCG Correspondent seller relationships 377 400 $7.30 Purchase money loans, as a % of total 64% 77% acquisitions WA FICO 2Q15 3Q15 PCG Government-insured 691 693 Conventional 750 744 WA FICO 3Q16 4Q16 RETAIL Government-insured 699 696 Conventional(2) 743 742 0.97 $1.0 $1.7 $2.0 $0.7 $1.7 $0.8 $0.0 $0.7 $1.4 $2.1 4Q15 3Q16 4Q16

(UPB in billions) Servicing portfolio totaled $194.2 billion in UPB at quarter end, up 7% from 3Q16 Continued portfolio growth from organic loan production Higher rates create more value in servicing Prepayment speeds have declined from their heights – will reduce amortization and certain expenses Initiatives under way to improve servicing productivity, including major technology developments Servicing Segment Highlights Loan Servicing Portfolio Composition Net Portfolio Growth ($10.4) $22.1 (UPB in billions) (1) 14 (1) For PMT’s MSR portfolio only (2) Early buyouts of delinquent loans from Ginnie Mae pools during the period (3) Percent of serviced and subserviced loans that have registered on PennyMacUSA.com (4) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT Prime owned Prime subserviced Special $0.4 (1) Additions From loan production(4) From MSR acquisitions Selected Operational Metrics $4.40 Gov't 60% 3Q16 4Q16 $2.90 Fulfillment 40% Loans serviced (in thousands) 939 995 60+ day delinquency rate 2.9% 3.1% PCG Actual CPR - owned portfolio 23.0% 20.7% $7.30 Actual CPR - sub-serviced(1) 18.4% 16.6% Completed modifications 1,800 1,888 EBO transactions (in millions)(2) $766 $360 1,063 Electronic payments (% of portfolio) 83% 83% Customers registered for the website(3) 66% 70% April May June July Aug Sept Port Size 539,625.00 576,375.84 631,527.78 692,539.68 767,850.47 788,888.89 154849.5 Payoff 8634 8588 9094 8726 8216 8520 154.8 1.60% 1.49% 1.44% 1.26% 1.07% 1.08% 0.0108 1972 1.51% 1.13% $182.1 $194.2 At 9/30/16 Runoff At 12/31/16 $160.3 $182.1 $194.2 $0 $50 $100 $150 $200 4Q15 3Q16 4Q16

15 ($ in millions) Net assets under management were $1.5 billion, essentially flat compared with September 30, 2016 PMT’s book value per share increased to $20.26 from $20.21 at September 30, 2016 PMT continued to successfully transition capital toward new investment opportunities such as MSRs and credit risk transfer on its correspondent production PMT delivered $2.6 billion in UPB to Fannie Mae during the fourth quarter, which will result in approximately $92 million of new CRT investments once the aggregation period is complete PMT continues to make progress in transitioning capital away from distressed loan investments After quarter-end, PMT entered into an agreement to sell $89 million in UPB of performing loans from the distressed portfolio(1) Investment Management Segment Highlights Investment Management Revenues Investment management revenues were $5.7 million, up 2 percent compared with 3Q16 (1)This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. $6.2 $5.6 $5.7 $0 $3 $6 $9 4Q15 3Q16 4Q16 Carried interest & incentive fees Base management fees & other revenue

Financial Results by Operating Segment 16 Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) (1)Consists primarily of the expense associated with an increase to the payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under tax receivable agreement (2)Represents repricing payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under tax receivable agreement (1) (2) 4Q15 50.3 $ 27.9 $ 0.7 $ (1.6) $ 78.9 $ 1Q16 68.4 $ (39.5) $ 1.1 $ 0.0 $ 30.1 $ 2Q16 104.5 $ (20.9) $ 0.7 $ - $ 84.3 $ 3Q16 149.8 $ (10.7) $ 0.2 $ - $ 139.3 $ 4Q16 93.4 $ 35.1 $ 0.4 $ 0.6 $ 129.4 $ Production Servicing Investment Management Total Pretax Income Non - Segment Activities (1) Production Servicing Investment Management Total Pretax Income Non - Segment Activities (1) Production Servicing Investment Management Total Pretax Income Non - Segment Activities (1) Production Servicing Investment Management Total Pretax Income Non - Segment Activities

17 Mortgage Banking – Production Segment Results (1) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; adjusted for expected fallout of consumer direct lock commitments, which was 38% in 4Q16 (2) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; adjusted for expected fallout of government-insured correspondent lock commitments, which was 2% in 4Q16 (3) Due to a change in estimate Production revenues for PFSI’s own account (net gains on mortgage loans held for sale at fair value, loan origination fees, net interest income and other) decreased 28% Q/Q Driven by lower lock volume Gross margins (revenue per lock) decreased from their highs in 3Q16 Over the last five quarters, consumer direct revenue per lock has ranged from 257 bps to 323 bps(1) Correspondent revenue per lock has ranged from 52 bps to 68 bps(2) Third quarter results included a $6.6 million benefit in provision for representation and warranties(3) Weighted average fulfillment fee rate was 36 basis points, down from 38 basis points in 3Q16 Production Segment PCG Locks Consumer Direct Locks Unaudited ($ in thousands) Timeframe Totals Timeframe Totals Revenue 2016 Q2 Conf $ 5,957,343,983 2016 Q2 Conf $ 842,055,443 Net gains on mortgage loans held for sale at fair value $ 166,506 $ 103,413 2016 Q2 Govt $ 10,023,369,957 2016 Q2 Govt $ 2,054,278,801 Loan origination fees 34,621 39,572 2016 Q2 Jumbo $ 7,131,150 2016 Q2 Jumbo $ 4,995,728 Fulfillment fees from PennyMac Mortgage Investment Trust 27,255 27,164 2016 Q2 Total $ 15,987,845,090 2016 Q2 Total $ 2,901,329,972 Net interest income 3,690 4,388 2016 Q1 Conf $ 3,856,825,421 2016 Q1 Conf $ 542,287,910 Other 508 508 2016 Q1 Govt $ 6,510,763,537 2016 Q1 Govt $ 1,682,247,218 232,580 175,045 2016 Q1 Jumbo $ 11,393,814 2016 Q1 Jumbo $ 5,029,100 Expenses 82,767 81,675 2016 Q1 Total $ 10,378,982,772 2016 Q1 Total $ 2,229,564,228 Pretax income $ 149,813 $ 93,370 Production Segment Metrics 3Q16 2Q16 1Q16 PFSI Locks PCG Govt. $ 12,868,000,000 $ 10,023,369,957 $ 6,510,763,537 54% Unaudited ($ in thousands) Consumer Direct $ 3,463,000,000 $ 2,901,329,972 $ 2,229,564,228 30% Production revenues excl. fulfillment fees $ 205,325 $ 147,881 $ 16,331,000,000 $ 12,924,699,929 $ 8,740,327,765 48% As basis points of IRLCs 126 bps 101 bps Revenue per consumer direct lock(1) 323 bps 292 bps 323 bps 307 bps Revenue per correspondent lock(2) 68 bps 61 bps 68 bps 61 bps CDL MARGIN 3.07% 2.98% PCG Govt. MARGIN 1.16% 1.25% Servicing Segment Unaudited ($ in thousands) $ 89,070.83 $ 66,441.01 Revenue $ 116,253.88 $ 81,439.99 Net loan servicing fees $ 26,609 $ 17,519 Net interest expense (9,600) (10,993) Net gains on mortgage loans held for sale at fair value 14,308 13,310 Other 798 (232) 32,115 19,604 Expenses 53,085 59,066 Pretax income $ (20,970) $ (39,462) Set to 211 pixels to match servicing fee schedule width Mortgage Banking Segment Total Pretax income $ 128,844 $ 53,908 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended Sepember 30, 2016 Quarter ended December 31, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended September 30, 2016 Quarter ended December 31, 2016

Mortgage Banking – Servicing Segment Results (1) Includes contractually-specified servicing fees (2) Includes realization of cash flows from the Mortgage Servicing Liability which was previously included in fair value changes. Prior periods have been adjusted accordingly. (3) See servicing segment pretax (loss) income analysis on page 10 18 Servicing segment revenue increased 103% Q/Q driven by a $49.7 million increase in net loan servicing fees MSR valuation gains net of hedge and ESS liability fair value changes were $18.2 million versus a $20.1 million loss in 3Q16 Reduced amortization resulting from lower prepayment activity Gains from the securitization of reperforming government loans of $24.5 million, up 39% Q/Q Servicing segment expenses increased 14% Q/Q(3) Driven by increased provisions for losses on delinquent and defaulted government loans and EBO transaction-related expense ($ in thousands) ($ in thousands) Production Segment Unaudited ($ in thousands) Revenue Net gains on mortgage loans held for sale at fair value $ 115,895 $ 78,214 Loan origination fees 28,907 22,434 Fulfillment fees from PennyMac Mortgage Investment Trust 18,053 12,935 Net interest income 4,704 3,494 Other 848 239 168,407 117,316 Expenses 64,960 48,908 103447 Pretax income $ 103,447 $ 68,408 Production Segment Metrics Calcs Unaudited ($ in thousands) Net gains on mortgage loans $ 115,895 $ 78,214 As % of IRLCs 3.00% 2.03% #DIV/0! Loan origination fees $ 28,907 $ 22,434 As % of PFSI fundings 0.90% 0.63% #DIV/0! Fulfillment fees from PMT $ 18,053 $ 12,935 Average fulfillment fee Servicing Segment Unaudited ($ in thousands) Revenue Net loan servicing fees $ 45,864 $ 95,528 Net interest expense (8,486) (12,277) Net gains on mortgage loans held for sale at fair value 15,615 24,519 Other 205 198 53,198 107,968 Expenses 63,937 72,897 Set to 211 pixels to match servicing fee schedule width Pretax (loss) income $ (10,739) $ 35,071 Mortgage Banking Segment Total Pretax income $ 92,708 $ 103,479 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended September 30, 2016 Quarter ended December 31, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Unaudited ($ in thousands) Net loan servicing fees: Loan servicing fees (1) 122,587 $ 127,483 $ Effect of MSRs: Amortization and realization of cash flows (2) (56,637) (50,204) Change in fair value and provision for/recovery of impairment of MSRs carried at lower of amortized cost or fair value (43,219) 151,599 Change in fair value of excess servicing spread financing 4,107 (17,061) Hedging (losses) gains 19,026 (116,289) Total amortization, impairment and change in fair value of MSRs (76,723) (31,955) Net loan servicing fees 45,864 $ 95,528 $ Net Loan Servicing Fees Quarter ended September 30 , 2016 Quarter ended December 31 , 2016

Mortgage Servicing Rights (MSR) Asset Valuation 19 PFSI carries most of its originated MSRs at the lower of amortized cost or fair value (“LOCOM”) MSRs where the note rate on the underlying loan is less than or equal to 4.5% Purchased MSRs, including those subject to ESS, are carried at fair value and the ESS is also carried at fair value The fair value of MSRs carried at LOCOM was $0.6 million in excess of the carrying value at December 31, 2016 Note: Figures may not sum exactly due to rounding UPB $85,510 $11,992 $31,676 $129,177 Weighted average coupon 3.69% 3.89% 4.19% 3.84% Prepayment speed assumption (CPR) 8.7% 9.8% 10.5% 9.2% Weighted average servicing fee rate 0.31% 0.26% 0.34% 0.31% Fair value of MSR $1,112.3 $123.1 $392.8 $1,628.2 As a multiple of servicing fee 4.23 3.94 3.62 4.04 Carrying value of MSR $1,111.7 $123.1 $392.8 $1,627.7 Related excess servicing spread liability - - $288.7 - Fair value in excess of carrying value $0.6 December 31, 2016 Unaudited ($ in millions) Lower of amortized cost or fair value Total Fair value subject to excess servicing spread liability Fair value not subject to excess servicing spread liability

Investment Management Segment Results 20 Segment revenue increased 2% Q/Q to $5.7 million Other revenue increased by $113,000, driven by an increase in the value of PMT shares held by PennyMac Financial Quarter ended June 30, 2015 Center Center Unaudited – ($ in thousands) Revenue Management fees: From PennyMac Mortgage Investment Trust $ 5,025 $ 5,081 From Investment Funds 496 502 5,521 5,583 Carried Interest from Investment Funds 107 36 Other (11) 102 5,617 5,721 Expenses 5,413 5,305 Pretax income $ 204 $ 416 $ (212) Quarter ended December $ 5,742 714 6,456 1,483 (141) 7,798 5,618 $ 2,180 30, 2015 Quarter ended June 30, 2015 Quarter ended Dec. 31, 2016 Quarter ended Sept. 30, 2016

Appendix

Overview of PennyMac Financial’s Businesses Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems PFSI’s platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management Servicing for owned MSRs and subservicing for Advised Entities Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity Serve as external manager for investment vehicles focused on investing in mortgage-related assets: Distressed whole loans MSRs and ESS GSE credit risk transfers Investments in prime non-Agency MBS and ABS Multifamily loans and securitization interests Synergistic partnership with PMT Correspondent aggregation of newly originated loans from third-party sellers PFSI earns gains on government-insured loans Fulfillment fees for PMT’s conventional loans Consumer direct origination of conventional and government-insured loans Small balance multifamily origination business 22

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2016
- Substantial growth in consumer direct capacity

2015
- Stockholders' equity surpasses $1 bn

2014
- Continued organic growth
- Servicing UPB reaches $100 bn

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched
- De novo build of legacy-free mortgage servicer

	2008	2009	2010	2011	2012	2013	2014	2015	2016
Employees at year end	72	128	230	435	1,008	1,373	1,816	2,523	3,099

PennyMac Financial Services, Inc.

23

24 PennyMac Financial Is in a Unique Position Among Mortgage Specialists Industry-leading platform built organically – not through acquisitions Not distracted by legacy/regulatory issues Disciplined, sustainable growth for more than 9 years Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management Credit, e.g., loan program development, underwriting and quality control Capital markets, e.g., pooling and securitization, hedging/interest rate risk management Servicing, e.g., customer service, default management, investor accounting Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development Over 3,000 employees Highly experienced management team – 50 senior-most executives have, on average, 25 years of relevant industry experience Strong governance and compliance culture Led by distinguished board which includes seven independent Directors Robust management governance structure with 10 committees that oversee key risks and controls External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle Provides access to efficient capital and reduces balance sheet constraints on growth

Opportunity in MSR Acquisitions 25 Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable rep and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators and financing partners Physical capacity in place to sustain servicing portfolio growth plans Potential co-investment opportunity for PMT in the excess servicing spread

PFSI's Mortgage Servicing Rights Investments in Partnership with PMT

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

<u>Excess Servicing Spread</u>[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

<u>Base MSR</u>

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

PennyMac Financial Services, Inc.

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PennyMac Financial Services, Inc.
(2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI's pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer.

26

Acquisitions, Originations, and Locks by Product 27 Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) Correspondent Acquisitions Conventional 3,460 $ 3,253 $ 5,171 $ 7,263 $ 7,492 $ Government 6,558 6,423 9,433 11,657 12,544 Jumbo 12 7 3 1 - Total 10,030 $ 9,683 $ 14,607 $ 18,920 $ 20,036 $ Correspondent Locks Conventional 3,630 $ 3,857 $ 5,957 $ 8,687 $ 6,925 $ Government 7,001 6,511 10,023 12,868 12,289 Jumbo 14 11 7 2 - Total 10,645 $ 10,379 $ 15,988 $ 21,558 $ 19,215 $ Consumer Direct Originations Conventional 195 $ 201 $ 355 $ 380 $ 492 $ Government 832 1,006 1,143 1,297 1,548 Jumbo 1 - 3 - - Total 1,028 $ 1,207 $ 1,501 $ 1,677 $ 2,040 $ Consumer Direct Locks Conventional 404 $ 542 $ 842 $ 1,048 $ 698 $ Government 1,406 1,682 2,054 2,410 1,662 Jumbo 2 5 5 5 1 Total 1,811 $ 2,230 $ 2,901 $ 3,463 $ 2,362 $ Total acquisitions/originations 11,058 $ 10,890 $ 16,109 $ 20,597 $ 22,076 $ Total locks 12,456 $ 12,609 $ 18,889 $ 25,021 $ 21,576 $ UPB of loans fulfilled for PMT 7,492 $ 5,174 $ 3,472 $ 3,259 $ 7,264 $ 4Q15 2Q16 1Q16 2Q16 3Q16 4Q16